UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:     (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2012 – November 30, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:  [Provide full text of annual report.]

WWW.GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST

The shareholder report you are reading right now is just the beginning of the story. Online at
www.guggenheiminvestments.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website, in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	November 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the semiannual period ended November 30, 2012.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2012, the Trust provided a total return based on market price of 7.01% and a total return based on NAV of 4.98%. As of November 30, 2012, the Trust’s market price of $23.25 per share represented a discount of 2.56% to its NAV of $23.86 per share. The market value of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

In each month from June 2012 through August 2012, the Trust paid a monthly dividend of $0.1290 per share. The Trust announced a 2.5% increase in its monthly dividend to $0.1322 per share, effective with its September 2012 dividend, and that amount was paid in September, October and November 2012. In November 2012, the Trust announced another increase to the monthly dividend, which took effect with the December 2012 dividend. The dividend as of November 30, 2012, represents an annualized distribution rate of 6.8% based on the Trust’s closing market price of $23.25 on November 30, 2012.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

To learn more about the Trust’s performance and investment strategy for the semiannual period ended November 30, 2012, we encourage you to read the Questions & Answers section of this report, which begins on page 4.

We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at www.guggenheiminvestments.com/gbab.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Build America Bonds Duration Trust

December 31, 2012

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2012

The Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James E. Pass, Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2012.

What were the most important developments in the Trust over the past six months?
Two related actions stand out. The Sub-Adviser has been actively managing the Trust to add value in the 20% allocation of the portfolio not dedicated to Build America Bonds, primarily by increasing exposure to bank loans and other floating-rate securities. The improved yield from these investments has also enabled the Trust to increase the distribution rate, as we raised the dividend twice, once by 2.5% in September and then by 2.0%, which took effect in December 2012 after the period ended.

GPIM believes the macroeconomic environment is constructive for the leveraged credit market, which includes bank loans and high-yield bonds, as markets awash with liquidity are supportive of refinancing and result in low default rates. Bank loans have attractive yields, secured status, seniority in the capital structure and covenant protection. All floating rate securities, including bank loans and asset-backed securities, are less sensitive to changes in interest rates, which is especially valuable in this era of historically low yields.

What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (net assets plus leverage) (“Managed Assets”) in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income-producing securities.

At least 80% of the Trust’s Managed Assets will be invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio at approximately 10 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

In addition, the Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser does not currently use such derivative instruments to manage the duration of the Trust’s portfolio but may do so in the future. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.

What were the significant events affecting the economy and market environment over the past six months?
The U.S. economic expansion has slowed as a result of declining margins and consumer demand and a knock-on effect from Europe. Unprecedented policy actions by the Federal Reserve (“the Fed”) continue to provide ample liquidity and accommodation to stimulate growth of the U.S.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

economy. Recent action, such as the third round of quantitative easing announced in September 2012, shows an increased tolerance for potentially higher levels of inflation. The Fed was aggressive in its policy action by announcing an open-ended bond purchasing program that focused on agency mortgages. Operation Twist, the Fed’s program of buying longer duration Treasury securities while simultaneously selling shorter duration securities, was also extended.

The U.S. election at the beginning of November may have had a small effect on the market’s perception of the path and pace towards economic recovery. Improving housing data and private payrolls have largely driven U.S. GDP growth, though uncertainty surrounding consumer demand continues to make it difficult for the corporate sector to make investment decisions with respect to hiring and capital investment. U.S. capital markets late in the year were preoccupied with decisions about the U.S. fiscal cliff.

Central banks around the world have tagged along with U.S. policymakers and are engaging in their own forms of accommodative policy actions, which we believe should continue to benefit risk assets and assets linked to inflation bets.

How did the Trust perform for the six months ended November 30, 2012?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2012, the Trust provided a total return based on market price of 7.01% and a total return based on NAV of 4.98%. The Trust’s NAV return surpassed the return of the Bank of America Build America Bond Index (the “Index”), which measures return of BABs as an asset class, even though the Trust has operating expenses that affect performance, while the Index has no expenses.

As of November 30, 2012, the Trust’s market price of $23.25 per share represented a discount of 2.56% to its NAV of $23.86 per share. On May 31, 2012, the Trust’s market price of $22.46 per share represented a discount of 4.38% to its NAV of $23.49 per share. As of November 30, 2011, the Trust’s market price of $20.92 per share represented a discount of 4.78% to its NAV of $21.97 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. Past performance is not a guarantee of future results.

In each month from June 2012 through August 2012, the Trust paid a monthly dividend of $0.1290 per share. The Trust announced a 2.5% increase in its monthly dividend to $0.1322 per share, effective with its September 2012 dividend, and that amount was paid in September, October and November 2012. In November 2012, the Trust announced another increase to the monthly dividend, which took effect with the December 2012 dividend. The dividend as of November 30, 2012, represents an annualized distribution rate of 6.8% based on the Trust’s closing market price of $23.25 on November 30, 2012. Of course, the Trust’s distribution rate is not constant and is subject to change based on the performance of the Trust.

What factors affected Trust performance during the six-month period ended November 30, 2012?
The entire portfolio has appreciated because of the relatively subdued rate environment, as spreads tightened over the period. BABs are strongly correlated with U.S. Treasuries, and both generally rallied over the period, particularly when financial events in Europe or Asia pushed investors into the relative safety of U.S. government debt. Factors aiding BABs performance were lack of primary issuance, which creates scarcity that helps support prices. Existing issues also typically carry high dollar prices, which limits activity in the sector. Another contributor to spread tightening was the outcome of recent elections in some big-issue states like California, which approved a ballot measure to increase taxes.

Describe how the Trust’s assets are invested?
As of November 30, 2012, approximately 83% of the Trust’s long-term investments were in BABs and Qualified School Construction Bonds (“QSCBs”), which are qualifying investments for purposes of the Trust’s policy of investing at least 80% of its managed assets in BABs. Within the Trust’s BABs holdings, we did add positions from time to time, although no single position was a significant contributor or detractor to return. No BABs have been sold since the inception of the portfolio.

The remainder of the Trust (approximately 17% of the Trust’s long-term investments as of November 30, 2012) was invested in non-BABs securities. These include asset-backed securities, bank loans, corporate bonds (including high yield bonds) and other securities, by which we were able to add incremental yield.

The most significant change within this allocation was increasing bank loans by about three percentage points. The Trust also regularly sold floating-rate instruments with yields in the low single digits in order to create more capacity for higher-yielding floaters.

How did other markets perform in this environment?
In the bond market, the lowest quality issues performed best during the six-month period ended November 30, 2012, as investors generally embraced risk. The return of the Barclays U.S. Treasury Composite Index, which includes Treasury securities of all maturities, was 0.57%. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which is a proxy for the U.S. investment grade bond market, returned 1.99% for the period, while

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

the Barclays U.S. Corporate High Yield Index returned 8.54%. BABs were among the best performing asset classes: return of the Index, which measures return of BABs as an asset class, was 3.98% for the 6 months ended November 30, 2012.

Reflecting the Federal Reserve’s (“the Fed”) continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1–3 Month U.S. Treasury Bill Index was 0.04% for the same period.

What is the Trust’s leverage strategy?
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed positively to the Trust’s total return during this period. The Trust utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33% of the Trust’s Managed Assets.

As of November 30, 2012, the Trust’s leverage was approximately 25% of Managed Assets. GPIM currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank. Under the reverse repurchase agreements, securities are transferred to another party, such as a bank or broker-dealer, in return for cash which can be used for additional investments.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

What is the state of the municipal market?
The credit situation has improved at the state level and in certain markets at the local level, offset by credits from some municipal issuers still dealing with fiscal stress. Another benefit for the portfolio is its diversification across industry groups and states. The top 10 holdings in the portfolio together represent only about 23% of the Trust’s long-term investments, and the largest position represents less than 3%.

What is the prospect for further issuance of BABs?
Remote, but it could be part of a comprehensive tax reform package. There was much discussion about whether the BAB program would be extended beyond December 31, 2010 when it expired, but in the end it was not. Many BABs issues remain outstanding, and there is a secondary market in these bonds, most of which have maturities of 20 to 30 years.

Index Definitions:
The Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Barclays U.S. Treasury Composite Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices. The U.S. Treasury Index was launched on January 1, 1973.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Risks and Other Considerations
The views expressed in this report reflect those of the Sub-Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Trust will achieve its investment objectives.

Build America Bonds Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010, currently do not qualify as BABs, it is impossible to predict market conditions for such bonds, meaning that BABs may experience less liquidity than other types of municipal securities. Because the ability to issue BABs was not extended beyond December 31, 2010, the number of BABs available in the market is limited and there can be no assurance that BABs will continue

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

to be actively traded. Reduced liquidity may negatively affect the value of the BABs. Because issuers of direct payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payments on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the Internal Revenue Code of 1986, as amended (the “Code”) contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments to be received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors. If the IRS concludes that a BAB was mis-priced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value.

Expiration of BAB Program. Bonds issued after December 31, 2010, do not qualify as BABs. From time to time the Obama administration and Congress may consider a variety of proposals to reinstate the BAB program or establish other similar programs. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust.

If there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the common shares in the offering on any future termination date. Investors who purchase common shares may receive more or less than their original investment upon any termination of the Trust.

General Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the sub-adviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment-grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions. Many state and municipal governments are currently under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing powers of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors. Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code; municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Duration Management Risk. In connection with the Trust’s duration management strategy, the Trust may utilize certain strategies, including interest-rate swaps, in order to manage the duration of the Trust’s portfolio to reduce the interest-rate sensitivity of the Trust’s debt securities and decrease the Trust’s exposure to interest-rate risk. Until the duration management strategy is fully implemented, the Trust may be more subject to interest-rate risk. There can be no assurance that the sub- adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

Financial Leverage Risk. The Trust employs financial leverage through a bank credit facility and reverse repurchase agreements. The Adviser and the Sub-Adviser believe that the use of financial leverage will result in higher income to common shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Trust’s net asset value and returns than if Financial Leverage had not been used. The Trust will also have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust. Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Investing in such securities may expose the Trust to certain risks. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust. In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction in accordance with applicable interpretations of the Staff of the SEC. To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Trust to pursue its investment objectives.

Below Investment-Grade Securities Risk. Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are below investment-grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment-grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic down-

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

turn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk. Investing in asset-backed securities (“ABS”) entails various risks, including credit risks, liquidity risks, interest-rate risks, market risks and legal risks. ABS are subject to significant credit risks because of the credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Trust may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Senior and Second Lien Secured Loans Risk: The Trust’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Liquidity Risk. The Trust may invest up to 15% of its Managed Assets in municipal securities that are, at the time of investment, illiquid and certain other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the sub-adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating-rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

Volatility Risk. The use of financial leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its Managed Assets in below investment-grade securities (i.e. “junk bonds”), which may be less liquid and therefore more volatile than investment-grade municipal securities. As a result, the net asset value and market price of the common shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment-grade securities.

Government Intervention in the Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.

Strategic Transactions Risk. The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“strategic transactions”), for hedging and risk management purposes and to enhance total return. The use of strategic transactions to enhance total return may be particularly speculative. Strategic transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use strategic transactions depends on the sub-adviser’s ability to predict pertinent market movements, which cannot be assured. The use of strategic transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Trust for investment purposes.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Trust are designed primarily for long-term investors; investors in common shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk. The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “Taxation” in the Trust’s prospectus.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The adviser and subadviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets. The Trust’s common share price will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Trust’s

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2012

then-current net asset value. The Trust cannot predict whether its common shares will trade at, above or below net asset value.

In addition to the risks described above, the Trust is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Trust’s Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks.

Please see www.guggenheiminvestments.com/gbab for a more detailed discussion about the Trust’s risks and considerations.

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TRUST SUMMARY (Unaudited)	November 30, 2012

Trust Statistics
Share Price	$23.25
Common Share Net Asset Value	$23.86
Premium/Discount to NAV	-2.56%
Net Assets Applicable to Common Shares ($000)	$415,483

Total Returns
(Inception 10/28/10)	Market	NAV
Six Month	7.01%	4.98%
One Year	18.98%	16.11%
Since Inception - Average Annual	14.61%	18.31%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Municipal
State/Territory Allocations	Bonds
California	19.9%
Illinois	11.7%
Washington	8.7%
New Jersey	5.7%
Indiana	5.6%
New York	5.4%
Texas	5.3%
Ohio	4.7%
Michigan	4.0%
Pennsylvania	3.9%
Florida	3.8%
West Virginia	3.1%
Colorado	2.8%
Alabama	2.5%
Vermont	2.4%
Nevada	2.4%
Louisiana	2.2%
Mississippi	1.7%
South Carolina	1.3%
Georgia	1.2%
South Dakota	0.9%
Minnesota	0.8%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Portfolio Breakdown	Net Assets
Municipal Bonds	109.5%
Corporate Bonds	9.1%
Asset Backed Securities	5.7%
Term Loans	4.8%
Preferred Stock	1.9%
Collateralized Mortgage Obligations	0.5%
Total Long-Term Investments	131.5%
Money Market Fund	0.4%
Total Investments	131.9%
Assets in excess of Liabilities	1.7%
Borrowings	-13.9%
Reverse Repurchase Agreements	-19.7%
Total Net Assets	100.0%

Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

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PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Long-Term Investments – 131.5%
	Municipal Bonds – 109.5%
	Alabama – 2.8%
$3,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America Bonds, (Assured GTY)(a) (k)	AA–	7.100%	09/01/2035	09/01/20 @ 100	$3,461,430
5,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America Bonds, (Assured GTY)(a) (k)	AA–	7.200%	09/01/2038	09/01/20 @ 100	5,780,100
2,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America Bonds, (Assured GTY)(a) (k)	AA–	7.250%	09/01/2040	09/01/20 @ 100	2,315,640
						11,557,170

	California – 21.8%
500,000	Alhambra Unified School District, Elementary Schools Improvement District, Los Angeles County, California, Election of 2008 General Obligation Bonds, Federally Taxable, Series B-1	A+	6.700%	02/01/2026	N/A	605,555
10,000,000	California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds(a)	A–	7.700%	11/01/2030	11/01/20 @ 100	12,277,900
3,000,000	Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds, Culver City Redevelopment Project, Series 2011B(k)	A	8.000%	11/01/2020	N/A	3,338,640
340,000	Cypress Elementary School District (Orange County, California), General Obligation Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election, Series B-2(k)	A+	6.050%	08/01/2021	N/A	386,730
660,000	Cypress Elementary School District (Orange County, California), General Obligation Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election, Series B-2(k)	A+	6.650%	08/01/2025	N/A	766,300
7,500,000	Long Beach Unified School District, California, Qualified School Construction Bonds, Federally Taxable, Election of 2008, General Obligation Bonds, Series B-1(k)	AA–	5.914%	08/01/2025	N/A	9,478,800
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build America Bonds(a)	AA–	7.000%	07/01/2041	07/01/21 @ 100	12,100,100
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build America Bonds(a)	AA	7.003%	07/01/2041	07/01/20 @ 100	11,777,400
5,000,000	Metropolitan Water District, Southern California, Water Revenue Bonds, 2010 Authorization, Taxable Build America Bonds, Series A(a)	AAA	6.947%	07/01/2040	07/01/20 @ 100	6,272,650
1,025,000	Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable, Series C-1(a) (k)	A+	7.250%	08/01/2028	N/A	1,214,112
8,000,000	Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B(k)	NR	6.877%	08/01/2033	08/01/22 @ 100	8,517,840
1,000,000	Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008, Series E(a) (k)	AA–	5.400%	02/01/2026	N/A	1,123,600
5,000,000	Riverside Community College District, Riverside County, California, Election of 2004 General Obligation Bonds, Taxable Build America Bonds, Series 2010 D-1(a)	AA	7.021%	08/01/2040	08/01/20 @ 100	5,813,850
2,245,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds(a)	Aa3	6.800%	08/01/2030	N/A	2,878,472
7,755,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds(a)	Aa3	7.100%	08/01/2040	N/A	10,475,609
3,330,000	Sonoma Valley Unified School District, General Obligation, Federally Taxable Bonds(a) (k)	AA–	7.123%	08/01/2028	08/01/20 @ 100	3,699,863
						90,727,421

	Colorado – 3.0%
7,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Build America Bonds, Series 2010E(a)	AA–	7.017%	03/15/2031	03/15/21 @ 100	9,294,150
2,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction, Series 2010-D	AA–	6.817%	03/15/2028	N/A	3,327,300
						12,621,450

See notes to financial statements.
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PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Florida – 4.2%
$10,000,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue, Taxable Build America Bonds, Series B(a) (k)	AA	6.910%	07/01/2039	07/01/19 @ 100	$11,507,100
5,000,000	Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment Revenue Build America Bonds, Series 2010B(a) (k)	A	7.784%	09/01/2040	09/01/20 @ 100	5,743,700
						17,250,800

	Georgia – 1.3%
5,000,000	Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County Public Schools Project, (AGM)(k)	AA–	5.210%	12/01/2022	N/A	5,489,150

	Illinois – 12.8%
5,000,000	Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Taxable Build America Bonds, Series 2010D(a)	A+	6.519%	12/01/2040	N/A	5,762,150
5,100,000	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds, Series 2010B(a)	A+	6.900%	01/01/2040	N/A	6,563,394
2,990,000	Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds, Series 2010B(a)	AA–	6.742%	11/01/2040	N/A	4,132,808
5,000,000	Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5(a)	A	7.350%	07/01/2035	N/A	6,162,350
7,140,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds, Prairie State Project Build America Bonds(a) (k)	A2	7.620%	01/01/2030	N/A	9,182,040
2,860,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds, Prairie State Project Build America Bonds(a) (k)	A2	7.820%	01/01/2040	N/A	4,087,912
4,500,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build America Program, Taxable, Series 2010, (AGM)(a)	Aa3	7.947%	04/01/2035	04/01/20 @ 100	5,437,980
5,000,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build America Program, Taxable, Series 2010, (AGM)(a)	Aa3	8.147%	04/01/2041	04/01/20 @ 100	6,093,400
3,000,000	Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue Bonds, Flood Prevention District Council Project, Recovery Zone Economic Development Bonds, Series 2010C(k)	AA	7.230%	10/15/2035	04/15/20 @ 100	3,412,440
2,000,000	Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue Bonds, Flood Prevention District Project, Build America Bonds, Series 2010-B(a) (k)	AA	7.030%	04/15/2032	04/15/20 @ 100	2,181,000
						53,015,474

	Indiana – 6.2%
8,690,000	Evansville-Vanderburgh Independent School Building Corporation, Unlimited Taxable Ad Valorem Property Tax First Mortgage Bonds, Series 2010E	AA+	6.500%	01/15/2030	07/15/20 @ 100	10,500,040
3,000,000	Knox County, Indiana, Good Samaritan Hospital Project, Taxable Economic Development Revenue Bonds, Qualified Energy Conservation Bonds – Direct Payment, Series 2012B(k)	A3	5.900%	04/01/2034	N/A	3,296,610
10,000,000	Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds, Series 2010(a)	AA+	6.500%	07/15/2030	01/15/21 @ 100	11,759,700
						25,556,350

	Louisiana – 2.4%
8,000,000	Orleans Parish. School Board of the Parish of Orleans, Louisiana, (AGM)(k)	AA–	4.400%	02/01/2021	N/A	8,925,440
1,055,000	Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue Bonds, North Oaks Health System Project, Build America Bonds, Series 2009A, (Assured GTY)(a)	AA–	7.200%	02/01/2042	02/01/20 @ 100	1,180,587
						10,106,027

	Michigan – 4.3%
415,000	Comstock Park Public Schools, Kent County, Michigan, 2011 School Building and Site Bonds, General Obligation – Unlimited Tax, Federally Taxable – Qualified School Construction Bonds – Direct Payment, Series A(k)	AA–	6.300%	05/01/2026	05/01/21 @ 100	465,439
690,000	Detroit, Michigan, School District, Build America Bonds(a) (k)	AA–	7.747%	05/01/2039	N/A	872,119

See notes to financial statements.
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PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Michigan (continued)
$5,000,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Build America Bonds, Series, Series 2010B(a) (k)	AA–	6.845%	05/01/2040	05/01/20 @ 100	$5,358,400
1,640,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds, Series 2010A(k)	AA–	6.645%	05/01/2029	N/A	1,935,807
3,000,000	Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds, Series B(k)	AA–	6.050%	05/01/2026	05/01/21 @ 100	3,361,680
1,000,000	Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds(k)	AA–	6.750%	05/01/2026	05/01/20 @ 100	1,113,340
2,500,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified School Construction Bonds, Series A(k)	AA–	6.100%	05/01/2026	05/01/20 @ 100	2,756,875
2,000,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified School Construction Bonds, Series A(k)	AA–	6.500%	05/01/2029	05/01/20 @ 100	2,202,460
						18,066,120

	Minnesota – 0.9%
1,660,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(j) (k)	AA	7.250%	02/01/2035	02/01/21 @ 100	1,860,927
1,540,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(j) (k)	AA	7.500%	02/01/2040	02/01/21 @ 100	1,719,225
						3,580,152

	Mississippi – 1.8%
5,000,000	Medical Center Educational Building Corporation, Taxable Build America Bonds, University of Mississippi Medical Center Facilities Expansion and Renovation Project, Series 2010A(a) (k)	AA–	6.842%	06/01/2035	06/01/20 @ 100	5,584,250
1,000,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America Revenue Bonds, Forrest County General Hospital Project, Series 2010(a) (k)	A2	7.265%	01/01/2032	01/01/20 @ 100	1,087,780
905,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America Revenue Bonds, Forrest County General Hospital Project, Series 2010(a) (k)	A2	7.390%	01/01/2040	01/01/20 @ 100	974,051
						7,646,081

	Nevada – 2.6%
1,425,000	Clark County, Nevada, Airport Revenue Bonds, Build America Bonds, Series B(a) (k)	AA–	6.881%	07/01/2042	07/01/19 @ 100	1,631,269
1,200,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water Bonds, Taxable Build America Bonds, Series 2009A(a) (k)	AA+	7.100%	06/01/2039	06/01/19 @ 100	1,388,028
1,500,000	Nevada System of Higher Education University, Revenue Bonds, Build America Bonds(a) (k)	AA–	7.600%	07/01/2030	07/01/20 @ 100	1,794,030
5,050,000	Nevada System of Higher Education University, Revenue Bonds, Build America Bonds(a)	AA–	7.900%	07/01/2040	07/01/20 @ 100	6,060,757
						10,874,084

	New Jersey – 6.3%
8,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease Revenue Bonds, Cooper Medical School of Rowan University Project, Series 2010A (k)	A+	7.747%	07/01/2034	07/01/20 @ 100	9,286,160
2,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease Revenue Bonds, Cooper Medical School of Rowan University Project, Series 2010A (k)	A+	7.847%	07/01/2035	07/01/20 @ 100	2,320,340
10,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Federally Taxable Issuer Subsidy, Build America Bonds, Series 2010A(a)	A+	7.102%	01/01/2041	N/A	14,360,300
						25,966,800

	New York – 5.9%
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Build America Bonds, Series 2010E(a)	A	7.134%	11/15/2030	11/15/20 @ 100	5,958,450
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Build America Bonds, Series 2010B-1(a)	A	6.548%	11/15/2031	N/A	6,258,300

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	New York (continued )
$10,000,000	Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds, Series 2010(a) (k)	BBB	8.572%	11/01/2040	N/A	$12,258,600
						24,475,350

	Ohio – 5.2%
5,000,000	American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds, Series 2010C(k)	A	7.334%	02/15/2028	N/A	6,514,850
1,950,000	Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System, Build America Bonds, Taxable, Series 2009B(a) (k)	A–	8.223%	02/15/2040	N/A	2,437,831
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Build America Bonds, Series 2010A(a) (k)	AA	6.900%	12/01/2034	12/01/20 @ 100	2,756,975
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Build America Bonds, Series 2010A(a) (k)	AA	7.150%	12/01/2039	12/01/20 @ 100	2,742,650
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Build America Bonds, Series 2010A(a) (k)	AA	7.300%	12/01/2043	12/01/20 @ 100	2,741,250
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds, Series 2010B(k)	AA	6.650%	12/01/2029	12/01/20 @ 100	2,969,150
1,230,000	Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds(k)	AA	7.000%	12/01/2028	12/01/20 @ 100	1,381,401
						21,544,107

	Pennsylvania – 4.3%
4,865,000	Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds, Series B of 2010(a) (k)	A+	7.140%	12/15/2035	06/15/20 @ 100	5,467,579
7,500,000	Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds, Series D	A	6.850%	09/01/2029	N/A	9,487,425
2,500,000	School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)(k)	A+	5.995%	09/01/2030	N/A	2,797,675
						17,752,679

	South Carolina – 1.4%
5,000,000	Horry County, South Carolina, Taxable Airport Revenue Bonds, Recovery Zone Economic Development Bonds, Series 2010B(a) (j) (k)	A–	7.328%	07/01/2040	N/A	5,972,600

	South Dakota – 0.9%
3,490,000	Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone Economic Development Bonds, Series 2010C(a) (k)	A2	7.500%	12/15/2040	12/15/19 @ 100	3,908,172

	Texas – 5.8%
10,000,000	Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds, Series 2009B(a) (k)	A+	7.088%	01/01/2042	N/A	12,208,200
10,000,000	El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable Build America Bonds, Series 2010B(a)	AA	6.700%	08/15/2036	08/15/20 @ 100	11,820,500
						24,028,700

	Vermont – 2.6%
2,155,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds, Series 2010B(a) (k)	A+	6.101%	07/01/2025	07/01/20 @ 100	2,373,539
7,500,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds, Series 2010B(a) (k)	A+	7.211%	07/01/2040	07/01/20 @ 100	8,521,725
						10,895,264

	Washington – 9.6%
5,000,000	Anacortes, Washington, Utility System Improvement Revenue Bonds, Build America Bonds, Series 2010B(a) (k)	AA–	6.479%	12/01/2030	12/01/20 @ 100	5,688,800
2,000,000	Auburn, Washington, Utility System Revenue Bonds, Taxable Build America Bonds, Series 2010B(a) (k)	AA	6.396%	12/01/2030	12/01/20 @ 100	2,315,520

See notes to financial statements.
16 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Washington (continued)
$5,000,000	Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds, Series B(a) (k)	A1	6.500%	05/01/2030	N/A	$5,815,000
5,800,000	Public Hospital District No. 1, King County, Washington, Valley Medical Center, Hospital Facilities Revenue Bonds, Series 2010B(a) (k)	BBB+	8.000%	06/15/2040	06/15/20 @ 100	6,574,822
5,000,000	Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds, Series 2010B(a)	A+	6.790%	07/01/2040	N/A	6,195,800
3,325,000	Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds, Series 2010B(a) (k)	A+	7.099%	04/01/2032	N/A	4,257,197
6,675,000	Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds, Series 2010B(a) (k)	A+	7.399%	04/01/2041	N/A	8,840,770
						39,687,909

	West Virginia – 3.4%
10,000,000	State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010, Series B(a)	A+	7.650%	04/01/2040	N/A	14,145,100

	Total Municipal Bonds – 109.5%
	(Cost $378,852,425)					454,866,960

	Corporate Bonds – 9.1%
	Advertising – 0.1%
200,000	Sitel, LLC / Sitel Finance Corp.(b) (k)	B	11.000%	08/01/2017	08/01/14 @ 106	201,000

	Airlines – 1.0%
137,276	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1(k)	NR	7.200%	07/02/2020	N/A	137,276
2,092,726	Atlas Air 2000-1 Class A Pass Through Trust, Series 2000-1, Class A(k)	NR	8.707%	07/02/2021	N/A	2,092,726
2,000,000	Delta Air Lines 2011-1 Class B Pass-Through Trust, Series 2011-1, Class B(k)	BB	7.125%	04/15/2016	N/A	2,047,500
160,000	Global Aviation Holdings, Inc.(h) (j) (k)	NR	14.000%	08/15/2013	01/04/13 @ 111	46,800
						4,324,302

	Building Materials – 0.5%
2,000,000	Cemex SAB de CV (Mexico)(b) (k)	B–	9.000%	01/11/2018	01/11/15 @ 105	2,115,000

	Coal – 0.1%
275,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.(k)	B	8.250%	04/15/2018	04/15/14 @ 104	287,375
200,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II (b) (k)	B	8.375%	06/01/2020	06/01/16 @ 104	210,000
						497,375

	Commercial Services – 0.6%
400,000	Ceridian Corp.(b) (k)	B–	8.875%	07/15/2019	07/15/15 @ 107	428,000
2,200,000	DynCorp International, Inc.(k)	B–	10.375%	07/01/2017	07/01/14 @ 105	1,941,500
180,000	Rural Metro Corp.(b)	CCC+	10.125%	07/15/2019	07/15/15 @ 105	170,100
100,000	Rural Metro Corp.(b)	CCC+	10.125%	07/15/2019	07/15/15 @ 105	94,000
						2,633,600

	Computers – 0.1%
455,000	Stream Global Services, Inc.	B+	11.250%	10/01/2014	10/01/13 @ 100	477,750

	Distribution & Wholesale – 0.1%
330,000	INTCOMEX, Inc.(k)	B–	13.250%	12/15/2014	12/15/13 @ 100	335,775

	Diversified Financial Services – 0.1%
200,000	Jefferies Group, Inc.(k)	BBB	6.875%	04/15/2021	N/A	221,500
39,000	LCP Dakota Fund, Series 2012-6, Class P	NR	10.000%	12/16/2019	N/A	39,336
140,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b) (k)	B+	9.625%	05/01/2019	05/01/15 @ 107	155,050
						415,886

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Engineering & Construction – 0.6%
$2,266,667	Alion Science and Technology Corp.(c) (k)	B–	12.000%	11/01/2014	04/01/13 @ 105	$2,108,000
1,000,000	Alion Science and Technology Corp.(k)	CCC–	10.250%	02/01/2015	02/01/13 @ 100	510,000
						2,618,000

	Entertainment – 1.2%
1,600,000	Diamond Resorts Corp.(k)	B–	12.000%	08/15/2018	08/15/14 @ 106	1,728,000
1,810,000	Lions Gate Entertainment, Inc.(b) (k)	B	10.250%	11/01/2016	11/01/13 @ 105	2,013,625
1,000,000	WMG Acquisition Corp.(k)	B–	11.500%	10/01/2018	10/01/14 @ 109	1,130,000
100,000	Yonkers Racing Corp.(b) (k)	B+	11.375%	07/15/2016	07/15/13 @ 106	107,750
						4,979,375

	Food – 0.5%
2,009,000	Bumble Bee Acquisition Corp.(b) (k)	B	9.000%	12/15/2017	12/15/14 @ 105	2,119,495

	Health Care Services – 0.4%
750,000	Apria Healthcare Group, Inc.(k)	BB	11.250%	11/01/2014	11/01/13 @ 100	775,313
325,000	OnCure Holdings, Inc.(k)	Caa3	11.750%	05/15/2017	05/15/14 @ 106	167,375
210,000	Physiotherapy Associates Holdings, Inc.(b) (k)	B	11.875%	05/01/2019	05/01/15 @ 109	207,900
423,503	Symbion, Inc.(d) (k)	CCC+	11.000%	08/23/2015	08/23/13 @ 100	436,208
150,000	Symbion, Inc.(k)	B	8.000%	06/15/2016	06/15/14 @ 104	154,500
						1,741,296

	Internet – 1.1%
4,250,000	GXS Worldwide, Inc.(k)	B	9.750%	06/15/2015	06/15/13 @ 102	4,435,937
120,000	Open Solutions, Inc.(b) (k)	CCC+	9.750%	02/01/2015	02/01/13 @ 100	96,600
100,000	Zayo Group LLC / Zayo Capital, Inc.	B	8.125%	01/01/2020	07/01/15 @ 104	109,250
						4,641,787

	Leisure Time – 0.0%***
75,000	Sabre, Inc.(b)	B	8.500%	05/15/2019	05/15/15 @ 106	79,313

	Lodging – 0.2%
100,000	Caesars Entertainment Operating Co., Inc.(b) (k)	B	8.500%	02/15/2020	02/15/16 @ 104	98,000
900,000	Caesars Entertainment Operating Co., Inc.(b) (k)	B	9.000%	02/15/2020	02/15/16 @ 105	897,750
						995,750

	Machinery-Diversified – 0.1%
250,000	Tempel Steel Co.(b) (k)	B	12.000%	08/15/2016	02/15/14 @ 109	225,000

	Media – 0.1%
520,000	Baker & Taylor Acquisitions Corp.(b) (k)	CCC	15.000%	04/01/2017	N/A	390,000

	Mining – 0.2%
260,000	Horsehead Holding Corp.(b)	B–	10.500%	06/01/2017	06/01/15 @ 105	270,400
100,000	Kaiser Aluminum Corp.(k)	BB–	8.250%	06/01/2020	06/01/16 @ 104	109,500
400,000	Midwest Vanadium Pty Ltd. (Australia)(b) (k)	CCC+	11.500%	02/15/2018	02/15/15 @ 106	250,000
						629,900

	Oil & Gas – 0.2%
100,000	EPL Oil & Gas, Inc.(b)	B–	8.250%	02/15/2018	02/15/15 @ 104	99,250
600,000	Midstates Petroleum Co., Inc./ Midstates Petroleum Co. LLC(b)	B–	10.750%	10/01/2020	10/01/16 @ 105	633,000
						732,250

	Oil & Gas Services – 0.1%
200,000	Exterran Holdings, Inc.(k)	BB	7.250%	12/01/2018	12/01/13 @ 105	210,000

	Packaging & Containers – 0.1%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.(k)	B–	11.500%	04/01/2016	04/01/14 @ 106	309,750

See notes to financial statements.
18 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Real Estate Investment Trusts – 0.2%
$750,000	Wells Operating Partnership II, LP(k)	BBB–	5.875%	04/01/2018	N/A	$785,873

	Retail – 0.4%
100,000	Checkers Drive-In Restaurants, Inc.(b)	B–	11.000%	12/01/2017	06/01/15 @ 108	101,250
880,000	GRD Holdings III Corp.(b) (k)	B	10.750%	06/01/2019	06/01/15 @ 108	899,800
190,000	Logan’s Roadhouse, Inc.(k)	B–	10.750%	10/15/2017	10/15/13 @ 108	178,125
220,000	Mastro’s Restaurants, LLC/ RRG Finance Corp.(b) (k)	B–	15.000%	06/01/2017	12/01/14 @ 109	226,875
190,000	Wok Acquisition Corp.(b)	CCC+	10.250%	06/30/2020	06/30/16 @ 105	199,975
						1,606,025

	Software – 0.1%
400,000	Infor US, Inc.(k)	B–	11.500%	07/15/2018	07/15/15 @ 106	464,000

	Textiles – 0.0%***
150,000	Empire Today, LLC / Empire Today Finance Corp.(b) (k)	B–	11.375%	02/01/2017	02/01/14 @ 106	160,125

	Transportation – 0.6%
50,156	Atlas Air, Inc.(b) (k)	NR	8.707%	07/02/2021	N/A	50,156
985,000	CEVA Group PLC (United Kingdom)(b) (k)	B–	8.375%	12/01/2017	12/01/13 @ 106	955,450
1,450,000	Marquette Transportation Company/Marquette Transportation Finance Corp.(k)	B–	10.875%	01/15/2017	01/15/14 @ 105	1,518,875
						2,524,481

	Trucking & Leasing – 0.4%
1,616,000	AWAS Aviation Capital Ltd. (Ireland)(b) (k)	BBB	7.000%	10/17/2016	10/18/13 @ 104	1,704,880

	Total Corporate Bonds – 9.1%
	(Cost $37,694,366)					37,917,988

	Asset Backed Securities – 5.7%
	Automobile – 0.0%***
44,023	Bush Truck Leasing, LLC, Series 2011-AA, Class C(b) (k)	NR	5.000%	09/25/2018	N/A	43,901

	Collateralized Debt Obligation – 1.7%
143,312	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L (Cayman Islands)(e)	BBB+	0.879%	09/15/2035	N/A	138,058
45,591	G-Star Ltd., Series 2003-A, Class A1 (Cayman Islands)(b) (e) (k)	BBB–	0.946%	03/13/2038	N/A	44,650
242,986	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(b) (e) (k)	BB+	0.709%	12/30/2030	N/A	234,008
6,718,135	Putnam Structured Product, Series 2003-1A, Class A1LB(b) (e) (k)	CCC	0.658%	10/15/2038	N/A	6,061,505
639,471	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman Islands)(b) (e) (k)	CCC+	0.889%	01/10/2038	N/A	557,957
200,000	Stone Tower CDO Ltd., Series 2004-1A, Class A2L (Cayman Islands)(b) (e) (k)	BBB–	1.563%	01/29/2040	N/A	180,418
						7,216,596

	Collateralized Loan Obligation – 2.5%
500,000	Alm Loan Funding, Series 2010-3A, Class C(b) (e) (k)	BBB	4.312%	11/20/2020	N/A	477,658
250,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(b) (l)	NR	0.000%	01/30/2024	N/A	238,440
100,000	BlackRock Senior Income Series Corp., Series 2004-1A (Cayman Islands)(b) (k) (l)	NR	0.000%	09/15/2016	N/A	53,500
889,201	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(b) (e) (k)	B+	1.728%	09/20/2022	N/A	868,493
250,000	Carlyle Global Market Strategies, Series 2012-3A (Cayman Islands)(b) (l)	NR	0.000%	10/04/2024	N/A	245,862
250,000	Cerberus Offshore Levered I LP, Series 2012-1A, Class C (Cayman Islands)(b) (e)	Baa2	6.447%	11/30/2018	N/A	251,985
2,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (e) (k)	A+	1.600%	07/10/2019	N/A	1,666,677
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(b) (e) (k)	BBB+	2.950%	07/10/2019	N/A	878,200
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b) (e) (k)	BBB+	8.370%	07/10/2019	N/A	985,603
145,601	Colts Trust, Series 2005-2A, Class C (Cayman Islands)(b) (e) (k)	AAA	1.229%	12/20/2018	N/A	145,931
250,000	Colts Trust, Series 2007-1A, Class C (Cayman Islands)(b) (e) (k)	AA	1.179%	03/20/2021	N/A	205,300
300,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (e) (k)	AA–	1.411%	05/19/2021	N/A	250,827
550,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(b) (e) (k)	AA+	0.643%	05/01/2022	N/A	453,127

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Collateralized Loan Obligation (continued)
$250,000	Emporia Preferred Funding (Cayman Islands)(b) (e) (k)	AA	1.293%	10/12/2018	N/A	$223,340
250,000	Genesis CLO Ltd., Series 2007-2A, Class D (Cayman Islands)(b) (e) (k)	BBB	4.350%	01/10/2016	N/A	248,294
200,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(b) (e) (k)	BBB+	1.035%	01/25/2019	N/A	164,820
500,000	KKR CLO Trust, Series 2007-1A, Class D (Cayman Islands)(b) (e) (k)	A	2.560%	05/15/2021	N/A	459,205
100,000	Knightsbridge CLO, Series 2007-1A, Class D (Cayman Islands)(b) (e) (k)	BBB	5.347%	01/11/2022	N/A	95,020
1,992,806	Newstar Trust, Series 2005-1A, Class C(b) (e) (k)	B+	1.165%	07/25/2018	N/A	1,811,716
312,982	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(b) (e) (k)	B+	4.319%	10/20/2018	N/A	310,832
200,000	Summit Lake CLO Ltd., Series 2005-1A, Class C1A(l)	NR	0.000%	02/24/2018	N/A	121,826
250,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(b) (e) (k)	A+	3.090%	07/15/2019	N/A	216,846
						10,373,502

	Commercial Receivables – 0.1%
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(b) (k)	NR	5.000%	01/20/2019	N/A	371,080

	Credit Card – 0.1%
417,631	Citi Holdings Liquidating Unrated Performing Assets, Series 2012-Biz A(b) (l)	NR	0.000%	12/15/2049	N/A	301,943

	Insurance – 0.0%***
94,600	Insurance Note Capital Term, Series 2005-1R1A(b) (e) (k)	A–	0.529%	06/09/2033	N/A	87,372

	Media – 0.8%
1,300,000	Adams Outdoor Advertising, LP, Series 2010-1, Class B(b) (k)	Ba2	8.836%	12/20/2040	N/A	1,401,834
1,825,000	Adams Outdoor Advertising, LP, Series 2010-1, Class C(b) (k)	B3	10.756%	12/20/2040	N/A	1,975,358
						3,377,192

	Other ABS – 0.0%***
19,010	Aircraft Certificate Owner Trust, Series 2003-1A, Class D(b) (j) (k)	BB	6.455%	09/20/2022	N/A	19,295

	Timeshare – 0.1%
223,842	Silverleaf Finance LLC, Series 2011-A, Class A(b) (k)	NR	9.000%	06/15/2023	N/A	222,373

	Transportation – 0.4%
22,556	Castle Trust, Series 2003-1AW, Class A1(b) (e) (k)	AA	0.958%	05/15/2027	N/A	20,864
178,262	Raspro Trust, Series 2005-1A, Class G(b) (e) (k)	A	0.779%	03/23/2024	N/A	150,631
1,579,670	Vega Containervessel PLC, Series 2006-1A, Class A(b) (k)	Ba3	5.562%	02/10/2021	N/A	1,516,484
						1,687,979

	Total Asset Backed Securities – 5.7%
	(Cost $22,585,412)					23,701,233

	Collateralized Mortgage Obligations – 0.5%
	Commercial Mortgage Backed Security – Traditional – 0.5%
2,000,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class H(b) (e) (k)	BBB–	3.300%	03/06/2020	N/A	2,012,600

	Residential Mortgage Backed Security – 0.0%***
92,692	Nomura Resecuritization Trust, Series 2012-1R, Class A(b) (e) (k)	NR	0.651%	08/27/2047	N/A	81,106

	Total Collateralized Mortgage Obligations – 0.5%
	(Cost $1,896,984)					2,093,706

	Term Loans – 4.8%(f)
	Aerospace and Defense – 0.0%***
98,521	API Technologies Corp.(j)	B	8.750%	06/27/2016	N/A	97,043

	Automotive – 0.1%
40,000	Fleetpride, 2nd Lien	CCC+	9.250%	05/15/2020	N/A	39,333
19,950	Keystone Automotive	Caa2	9.750%	03/30/2016	N/A	20,150
340,000	Navistar, Inc.	B+	7.000%	08/16/2017	N/A	341,598
						401,081

See notes to financial statements.
20 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Brokerage – 0.0%***
$30,000	AmWins Group, Inc., 2nd Lien	CCC+	9.250%	12/07/2019	N/A	$30,375

	Consumer Products – 0.1%
345,625	Targus Group International, Inc.	B	11.000%	5/24/16	N/A	349,945

	Consumer Services – 0.4%
350,000	Endurance International, Lien 1	B	6.250%	11/06/2019	N/A	349,855
98,750	Nab Holdings, LLC, 1st Lien	BB+	7.000%	04/24/2018	N/A	99,737
885,106	Osmose Holdings, Inc.	B+	6.750%	11/26/18	N/A	889,531
112,394	Osmose Holdings, Inc.	B+	0.500%	11/26/2018	N/A	112,956
30,000	Travelport Holdings Ltd.	B+	4.860%	08/21/2015	N/A	28,554
						1,480,633

	Diversified Manufacturing – 0.1%
420,000	CPM Holdings, 1st Lien	B+	6.250%	08/16/2017	N/A	424,200

	Electric – 0.0%***
100,000	Astoria Generating Co. Acquisitions	B	8.500%	10/26/2017	N/A	100,407

	Entertainment – 0.0%***
90,000	CKX Entertainment, Inc., 1st Lien	B+	9.000%	06/21/2017	N/A	78,075

	Food – 0.1%
323,000	Arctic, 1st Lien	B	8.500%	07/27/2018	N/A	327,038

	Gaming – 0.1%
314,667	Rock Ohio Caesar LLC	BB–	8.500%	08/11/2017	N/A	323,713

	Health Care Services – 0.2%
100,000	Ardent Medical Services, Lien 1	B+	6.750%	05/19/2018	N/A	100,834
840,000	One Call Medical, Inc., Lein 1	B+	7.000%	08/22/2019	N/A	844,200
						945,034

	Insurance – 0.1%
100,000	Confie Seguros, Lien 1	B–	6.500%	11/08/2018	N/A	99,438
200,000	Cunningham, Lien 2	B3	9.250%	04/18/2020	N/A	203,250
						302,688

	Media – 0.0%***
39,973	Univision	B+	4.460%	03/31/2017	N/A	39,129

	Oil Field Services – 0.9%
250,000	El Paso/EP Energy	BB–	5.000%	04/24/2018	N/A	253,021
229,425	Equipower Resources 1st Lien Term B Advance	BB	6.500%	12/21/2018	N/A	231,218
200,000	Shelf Drilling, 1st Lien(j)	B+	7.250%	05/31/2018	N/A	200,000
2,947,500	Southern Pacific Resources, 2nd Lien	CCC	10.750%	12/22/2016	N/A	2,988,765
						3,673,004

	Other Finance – 0.0%***
100,000	Flexera Software, Inc.	B	11.000%	09/30/2018	N/A	101,437
70,000	Homeward Residential Holdings, Inc.	B+	8.250%	08/07/2017	N/A	70,175
						171,612

	Other Industrials – 0.2%
349,114	Laureate Education, Inc.	B	5.250%	8/15/18	N/A	347,260
477,094	Sirva Worldwide, Inc., 1st Lien(j)	B	10.750%	03/31/2016	N/A	485,443
						832,703

	Real Estate Investment Trusts – 0.0%
130,000	iStar Financial, Inc. Lien 1	BB–	7.000%	3/15/17	N/A	134,745

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Retail – 0.5%
$89,774	Container Store, Inc., Lien 1	B–	6.250%	4/3/19	N/A	$90,168
997,500	HD Supply Lien 1 Hybrid	B+	7.250%	10/05/2017	N/A	1,026,961
750,000	Party City Holdings, Inc.	B	5.750%	7/23/19	N/A	758,359
						1,875,488

	Technology – 1.3%
920,000	Ceridian Corp.	B–	5.960%	05/09/2017	N/A	920,768
400,000	IPC Information Systems, Inc.	B–	7.750%	07/31/2017	N/A	395,000
997,500	Magic Newco LLC, 1st Lien	B	7.250%	11/30/2018	N/A	1,011,215
100,000	Magic Newco LLC, 2nd Lien	CCC+	12.000%	06/06/2019	N/A	102,750
1,650,000	Mmodal, Inc.	B–	6.750%	08/15/2019	N/A	1,637,625
1,140,000	Paradigm TLB, 1st Lien	B+	6.500%	7/24/19	N/A	1,142,565
19,950	Sophos, Lien 1	B+	6.500%	05/10/2019	N/A	20,013
						5,229,936

	Transportation – 0.2%
600,000	Evergreen Tank Solutions, Inc.	B–	9.500%	09/26/2018	N/A	600,000
51,210	Global Aviation Holdings, Inc.(j)	NR	9.490%	12/31/2012	N/A	51,082
200,000	Sabre Corp.	B	7.250%	12/29/2017	N/A	202,625
						853,707

	Wireless – 0.4%
987,500	Converge One, Lien 1(j)	B+	8.500%	06/08/2017	N/A	975,156
199,500	Wideopenwest Finance LLC, Lien 1	B	6.250%	07/12/2018	N/A	202,146
498,750	Zayo Group LLC	B	5.250%	07/02/2019	N/A	503,184
						1,680,486

	Wirelines – 0.1%
498,679	Avaya, Inc.	B1	4.810%	10/26/2017	N/A	438,214

	Total Term Loans – 4.8%
	(Cost $19,342,685)					19,789,256

Number
of Shares	Description				Value

	Preferred Stocks – 1.9%
	Diversified Financial Services – 0.6%
180	Ares VII CLO Ltd., Series 2004-8A (Cayman Islands)(b) (k) (l)				102,583
1,900	Falcons Funding Trust I, 8.875%(b) (e) (k)				1,977,306
475	GSC Partners CDO Fund Ltd./GSC Partners CDO Fund Corp. (Cayman Islands)(b) (l)				202,923
200,000	Whitehorse II Ltd. Corp., Series 2005-2A(b) (k)				100,000
					2,382,812

	Transportation – 1.3%
200,000	Seaspan Corp., Series C (Marshall Islands)(k)	NR	9.500%	–	5,510,000

	Total Preferred Stocks – 1.9%
	(Cost $7,305,900)				7,892,812

	Warrants – 0.0%***
1,550	Alion Science and Technology Corp.(g) (i) (j)			03/15/2017	–
	(Cost $15)

	Total Long-Term Investments – 131.5%
	(Cost $467,677,787)				546,261,955

See notes to financial statements.
22 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2012

Number
of Shares	Description	Value

	Short-Term Investments – 0.4%
	Money Market – 0.4%
1,953,512	Dreyfus Treasury Prime Cash Management Institutional Shares	$1,953,512
	(Cost $1,953,512)

	Total Investments – 131.9%
	(Cost $469,631,299)	548,215,467
	Assets in excess of Liabilities – 1.7%	6,707,251
	Borrowings – (13.9%)	(57,713,936)
	Reverse Repurchase Agreements – (19.7%)	(81,725,561)

	Net Assets – 100.0%	$415,483,221

AGM – Insured by Assured Guaranty Municipal Corporation

Assured GTY – Insured by Assured Guaranty Corporation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

Pty – Proprietary

SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Trust or its shares.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

*** Less than 0.1%.

(a) Taxable municipal bond issued as part of the Build America Bond program.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, these securities amounted to $43,077,611, which represents 10.4% of net assets.

(c)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% in-kind shares of the secured note.

(d)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares, or pay 50% of the interest in cash and 50% of the interest by issuing payment- in-kind shares.

(e) Floating or variable rate coupon. The rate shown is as of November 30, 2012.

(f)
Term loans held by the Trust have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Trust may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(g) Non-income producing security.

(h) Non-income producing as security is in default.

(i)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $0, representing 0.0% of net assets.

(j) Illiquid security.

(k)
All or portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements, and unfunded loan commitments. As of November 30, 2012, the total amount segregated was $278,091,823.

(l) Security has no stated coupon. However, it is expected to receive residual cash flow payments on deal defined payment dates.

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 23

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2012

Assets
Investments in securities, at value (cost $469,631,299)	$548,215,467
Interest receivable	9,550,816
Receivable for securities sold	153,438
Unrealized appreciation on unfunded commitments	91
Other assets	9,722
Total assets	557,929,534
Liabilities
Reverse repurchase agreements	81,725,561
Borrowings	57,713,936
Payable for securities purchased	1,499,445
Due to custodian	960,638
Advisory fee payable	271,832
Interest due on borrowings	93,900
Administrative fee payable	10,059
Accrued expenses and other liabilities	170,942
Total liabilities	142,446,313
Net Assets	$415,483,221
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 17,413,674 shares issued and outstanding	$174,137
Additional paid-in capital	331,599,140
Accumulated undistributed net investment income	3,855,899
Accumulated net realized gain on investments	1,269,786
Accumulated net unrealized appreciation on investments and unfunded commitments	78,584,259
Net Assets	$415,483,221
Net Asset Value (based on 17,413,674 common shares outstanding)	$23.86

See notes to financial statements.
24 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended November 30, 2012 (Unaudited)	November 30, 2012

Investment Income
Interest	$16,928,538
Dividends	321,812
Total income		$17,250,350
Expenses
Advisory fee	1,637,200
Interest expense	745,592
Professional fees	100,010
Trust accounting	64,182
Administrative fee	60,985
Trustees’ fees and expenses	42,871
Custodian fee	49,204
Printing expenses	33,842
NYSE listing fee	11,895
Insurance expense	14,700
Transfer agent fee	9,245
Miscellaneous	2,513
Total expenses		2,772,239
Net investment income		14,478,111
Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain on:
Investments		506,952
Net change in unrealized appreciation (depreciation) on:
Investments		5,081,895
Unfunded commitments		(123)
Net realized and unrealized gain (loss) on investments and unfunded commitments		5,588,724
Net Increase in Net Assets Resulting from Operations		$20,066,835

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 25

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2012

	For the Six Months Ended November 30, 2012 (unaudited)	For the Year Ended May 31, 2012
Increase in Net Assets from Operations
Net investment income	$14,478,111	$27,679,900
Net realized gain on investments	506,952	236,329
Net change in unrealized appreciation on investments and unfunded commitments	5,081,772	47,505,359
Net increase in net assets resulting from operations	20,066,835	75,421,588
Distributions to Common Shareholders
From net investment income	(13,643,711)	(25,905,292)
Capital Share Transactions
Net proceeds from the issuance of common shares	100,013	0
Common share offering costs charged to paid-in capital	0	0
Net increase from capital share transactions	100,013	0
Total increase in net assets	6,523,137	49,516,296
Net Assets
Beginning of period	408,960,084	359,443,788
End of period (including undistributed net investment income of $3,855,899 and $3,021,499, respectively)	$415,483,221	$408,960,084

See notes to financial statements.
26 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended November 30, 2012 (Unaudited)	November 30, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$20,066,835
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net unrealized appreciation on investments	(5,081,895)
Net unrealized depreciation on unfunded commitments	123
Net realized gain on investments	(506,952)
Paydowns received	(340,756)
Net accretion of bond discount and amortization of bond premium	(176,040)
Purchase of long-term investments	(24,761,461)
Proceeds from sale of long-term investments	12,295,604
Net purchase of short-term investments	(1,086,764)
Corporate actions and other payments	(8,593)
Increase in interest receivable	(205,023)
Increase in receivable for securities sold	(153,438)
Decrease in other assets	14,928
Decrease in payable for securities purchased	(1,597,305)
Increase in due to custodian	960,638
Increase in advisory fee payable	3,118
Increase in interest due on borrowings	10,909
Decrease in administration fee payable	(23)
Decrease in accrued expenses and other liabilities	(26,870)
Net Cash Used by Operating and Investing Activities	(592,965)
Cash Flows From Financing Activities:
Distributions to common shareholders	(13,643,711)
Dividend reinvestments	100,013
Decrease in reverse repurchase agreements	(6,372,854)
Proceeds from borrowings	27,775,936
Payments made on borrowings	(7,506,000)
Net Cash Provided by Financing Activities	353,384
Net decrease in cash	(239,581)
Cash at Beginning of Period	239,581
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$734,683

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 27

FINANCIAL HIGHLIGHTS	November 30, 2012

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended November 30, 2012 (Unaudited)		For the Year Ended May 31, 2012	For the Period October 28, 2010* through May 31, 2011
Net asset value, beginning of period	$23.49		$20.65	$19.10	(a)
Income from investment operations
Net investment income (b)	0.83		1.59	0.68
Net realized and unrealized gain on investments and unfunded commitments	0.32		2.74	1.50
Total from investment operations	1.15		4.33	2.18
Common shares’ offering expenses charged to paid-in capital	—		—	(0.04)
Distributions to Common Shareholders
From net investment income	(0.78)		(1.49)	(0.59)
Net asset value, end of period	$23.86		$23.49	$20.65
Market value, end of period	$23.25		$22.46	$19.54
Total investment return (c)
Net asset value	4.98%		21.64%	11.34%
Market value	7.01%		23.35%	0.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$415,483		$408,960	$359,444
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	0.99	%(d)	1.04%	0.91	%(d)
Total expenses, including interest expense	1.35	%(d)	1.36%	1.05	%(d)
Net investment income, including interest expense	7.04	%(d)	7.33%	6.00	%(d)
Portfolio turnover rate (e)	2%		7%	3%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$139,439		$125,542	$104,906
Asset Coverage per $1,000 of indebtedness(f)	$3,980		$4,258	$4,426

*	Commencement of investment operations.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding during the period.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total assets and dividing by the total borrowings.

See notes to financial statements.
28 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2012

Note 1 – Organization:
Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(a) Valuation of Investments
The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The Trust values debt securities (including municipal securities, asset-backed securities, collateralized mortgage obligations and term loans) at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Trust values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Trust values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Trust values Level 2 equity securities using independent pricing providers who employ models using various observable market inputs. The fair value estimate for the Level 3 security in the Trust is determined in accordance with the Trust’s valuation procedures described above.

The following table represents the Trust’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2012.

Description	Level 1	Level 2		Level 3		Total
(value in $000s)
Assets:
Municipal Bonds	$—	$454,867		$—		$454,867
Corporate Bonds	—	37,918		—		37,918
Asset Backed
Securities	—	23,701		—		23,701
Collateralized
Mortgage
Obligations	—	2,094		—		2,094
Preferred Stocks	7,893	—		—		7,893
Term Loans	—	19,789		—		19,789
Warrants	—	—		—	*	—
Money Market	1,953	—		—		1,953
Unfunded
Commitments	—	—	*	—		—
Total	$9,846	$538,369		$—	*	$548,215

*  Market value is less than minimum amount disclosed.

There was a transfer from Level 3 to Level 2 for the asset backed security, Insurance Note Capital Term, in the amount of $87,732, due to the availability of market price information at the period end.

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

With regard to the Level 3 securities:

The Trust received the Alion Science and Technology Warrants, which have a penny per share exercise price, as part of the purchase of Alion Science and Technology 12% corporate bonds which mature on November 1, 2014. The company has two bonds outstanding with the longer dated of the two bonds trading at a distressed level. The warrant and the underlying stock of the company are both unlisted securities. As a result of these factors, the Fund is assigning a price of $0.00 to the warrants. If the warrants begin trading on an exchange, the price of the warrants could increase.

The following table presents the activity for the Trust’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended November 30, 2012.

Level 3 holdings
(value in $000s)
Beginning Balance at May 31, 2012:
Asset Backed Securities	$87
Warrants	–	*
Transfers Out
Asset Backed Securities	(87)
Ending Balance at 11/30/12:
Warrants	–	*
Total Level 3 holdings	$–	*

*  Market value is less than minimum amount disclosed.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the six months ended November 30, 2012, the Trust recognized an increase of interest income and a decrease of net realized gain of $340,756. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Trust. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Operations. The Trust accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. During the six months ended November 30, 2012, there were no swaps outstanding.

(d) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(e) Distributions
The Trust declares and pays monthly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Trust’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Trust’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the six months ended November 30, 2012.

(g) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a trust’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Trust believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Trust. As compensation for services performed under the Administration Agreement, the Adviser will receive an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended November 30, 2012, the Trust recognized expenses of approximately $60,985 for these services.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Trust’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Trust’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Trust’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Trust’s securities and cash.

Note 4 – Federal Income Taxes:
The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Trust intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of November 30, 2012, is as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Appreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$469,631,299	$79,930,979	$(1,346,811)	$78,584,168

As of May 31, 2012 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/ (losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$3,021,499	$762,834

For the year ended May 31, 2012, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from	2012
Ordinary Income	$25,905,292

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended November 30, 2012, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $24,739,019 and $12,295,604, respectively.

Note 6 – Capital:

Common Shares
In connection with its organization process, the Trust sold 5,240 common shares of beneficial interest to Guggenheim Funds Distributors, LLC, an

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,413,674 issued and outstanding. Of this amount, the Trust issued 17,000,000 common shares in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before offering expenses incurred by the Trust.

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares. On December 14, 2010, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before offering expenses incurred by the Trust.), 404,230 common shares of the Trust pursuant to the over-allotment option.

Offering costs, equal to $696,169 or $0.04 per share, in connection with the issuance of common shares have been borne by the Trust and were charged to paid-in capital. The Adviser and GPIM paid offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Transactions in common shares were as follows:

	Six months ended	Year ended
	November 30, 2012	May 31, 2012
Beginning Shares	17,409,470	17,409,470
Shares issued through
dividend reinvestment	4,204	–
Ending Shares	17,413,674	17,409,470

Note 7 – Leverage:

Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the six months ended November 30, 2012, the average daily balance for which reverse repurchase agreements were outstanding amounted to $86,969,126. The weighted average interest rate was 0.86%. As of November 30, 2012, there was $81,725,561 in reverse repurchase agreements outstanding.

At November 30, 2012, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
	Interest	Maturity
Counterparty	Rates	Dates	Face Value
BNP Paribas	0.87%	04/16/2014	$50,131,742
Citigroup	0.82%-0.85%	01/22/2013-02/07/2013	7,503,500
Royal Bank of Canada	0.86-0.97%	01/22/2013-02/26/2013	24,090,319
			$81,725,561

Borrowings
On December 7, 2011, the Trust entered into a $125,000,000 credit facility agreement. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 90 basis points. An unused fee of 25 basis points is charged on the difference between the $125,000,000 and the amount borrowed. At November 30, 2012, there was $57,713,936 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended November 30, 2012, was $46,924,086 with a related average interest rate of 1.13%. The maximum amount outstanding during the six months ended November 30, 2012 was $57,713,936. As of November 30 2012, the total value of securities segregated and pledged as collateral in connection with borrowings was $84,193,063.

Note 8 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments of as of November 30, 2012. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2012, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $90,202,036. The unrealized appreciation on these commitments of $91 as of November 30, 2012, is reported as “Unrealized appreciation on unfunded commitments” on the Statement of Assets and Liabilities. At November 30, 2012, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:
		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation)
Cequel Communications
Holdings, LLC	$600,000	$—
Clean Harbor	1,000,000	—
Constellation Brands, Inc.	1,500,000	—
Global Aviation	14,265	(36)
Rock Ohio	5,333	127
Spectrum Brands	750,000	—
	$3,869,598	$91

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2012

Note 9 – Indemnifications:
In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 10 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.

On December 3, 2012, the Trust declared a monthly dividend of $0.1348 per common share. The dividend was payable on December 31, 2012, to shareholders of record on December 14, 2012.

On January 2, 2013, the Trust declared a monthly dividend of $0.1348 per common share. The dividend is payable on January 31, 2013, to shareholders of record on January 15, 2013.

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SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2012

Federal Income Tax Information
In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees
The Trustees of the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009 – present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011– July 2012), Director of Axiom Gold and Silver Corp. (2011- 2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2010	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000 present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2010	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
			228
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana. (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

	-	Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for election or re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2014.

	-	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2015.

	-	Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2013.

***	The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or its affiliates.

†	Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser.

Officers
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SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2012

The executive officers of the Guggenheim Build America Bonds Managed Duration Trust who are not Trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Legal Officer	Since 2010
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Joanna M. Catalucci Year of birth: 1966 Interim Chief Compliance Officer	Since 2012***
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2010
Director, Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other funds in the Fund Complex. Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012).

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

*** Effective September 26, 2012.

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DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

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TRUST INFORMATION	November 30, 2012

Board of Trustees	Officers	Investment Adviser	Legal Counsel
Randall C. Barnes Donald C. Cacciapaglia* Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr., Chairman
Donald C. Cacciapaglia
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

John Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Joanna M. Catalucci
Interim Chief
Compliance Officer

Mark E. Mathiasen
Secretary

and Administrator
Guggenheim Funds
Investment Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser
Guggenheim Partners
Investment
Management, LLC
Santa Monica, California

Accounting Agent and Custodian
The Bank of New York Mellon
New York, New York
Skadden, Arps, Slate, Meagher & Flom LLP New York, New York Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, Illinois
* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser.

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at www.guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at www.guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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ABOUT THE TRUST MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-GBAB-SAR-1112

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

(c) on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:              /s/Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          February 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           February 4, 2013

By:              /s/John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           February 4, 2013